UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934 Date of Report (Date of earliest reported) July 9, 2009; July 5, 2009
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                                  Sustainable
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                                   Power Corp


                            Sustainable Power Corp.
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             (Exact name of registrant as specified in its charter)

          NEVADA                      000-53583               20-5830122
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(State or other jurisdiction   (Commission File Number)     (IRS Employer
    of incorporation)                                     Identification No.)

7100 Hwy 146 South, Baytown, TX 77520
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(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (281) 573-9260


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         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2 below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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ITEM 5.02(D) DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF
DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

John H. Rivera has resigned as Chairman of the Board of Directors and as Chief Visionary Officer of Sustainable Power Corp. effective as of July 5, 2009.

Mr. Rivera has been provided with a copy of the disclosures contained in this Report on Form 8-K, has been given an opportunity to review and agree to such disclosures, and has advised the registrant that they agree with such disclosures.

Effective July 9, 2009, Sustainable Power Corp. elected M. Richard Cutler to the office of Chairman of the Board of Directors.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 9, 2009

SUSTAINABLE POWER CORP.

By:  \s\ M. Richard Cutler
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     M. Richard Cutler
     President and CEO